UNITED STATES BANKRUPTCY COURT
SOUTHERN AND WESTERN DISTRICTS OF TEXAS
VICTORIA DIVISION

CASE NAME: BPZ Resources, Inc.

PETITION DATE: 3/9/2015

CASE NUMBER: 15-60016

MONTHLY OPERATING REPORT SUMMARY FOR MONTH MAY ***YEAR 2015***

MONTH	MARCH	APRIL	MAY	JUNE	JULY	AUGUST
REVENUES (MOR-6)	0.00	0.00	0.00	0.00	0.00	0.00
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	(811,460.30)	(1,188,781.16)	(835,958.06)	0.00	0.00	0.00
NET INCOME (LOSS) (MOR-6)	(3,404,483.05)	(4,961,483.69)	(4,965,185.59)	0.00	0.00	0.00
PAYMENTS TO INSIDERS (MOR-9)	90,423.00	110,459.74	112,940.01	0.00	0.00	0.00
PAYMENTS TO PROFESSIONALS (MOR-9)	0.00	1,755.00	361,022.27	0.00	0.00	0.00
TOTAL DISBURSEMENTS (MOR-8)	6,347,346.58	9,402,919.80	851,525.72	0.00	0.00	0.00

The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee

REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE		***EXP. DATE***
CASUALTY	YES ( ) NO (X)	- -
LIABILITY	YES (X) NO ( )	15-Jun-2016
VEHICLE	YES ( ) NO (X)	- -
WORKER'S	YES (X) NO ( )	15-Jun-2016
D&O	YES (X) NO ( )	15-Jun-2016
COMM. PROP	YES (X) NO ( )	15-Jun-2016
CRIME	YES (X) NO ( )	15-Jun-2016
EMPLOYED LAWYERS	YES (X) NO ( )	15-Jun-2016
FOREIGN PACKAGE	YES (X) NO ( )	15-Jun-2016
EXCESS	YES (X) NO ( )	15-Jun-2016
EMPLOYMENT PRACTICE	YES (X) NO ( )	15-Jun-2016

ATTORNEY NAME: Walter J. Cicack
FIRM NAME: Hawash Meade Gaston Neese & Cicack LLP
ADDRESS: 2118 Smith Street
CITY, STATE, ZIP: Houston, Texas 77002
TELEPHONE/FAX: 713-658-9001 / 713-658-9011

	CIRCLE ONE
Are all accounts receivable being collected within terms?	(Yes) No
Are all post-petition liabilities, including taxes, being paid within terms?	Yes (No)
Have any pre-petition liabilities been paid?	(Yes) No
If so, describe **Paid in accordance with first day orders.**	
Are all funds received being deposited into DIP bank accounts?	(Yes) No
Were any assets disposed of outside the normal course of business?	Yes (No)
If so, describe	
Are all U.S. Trustee Quarterly Fee Payments current?	(Yes) No
What is the status of your Plan of Reorganization? **The Debtor is in the process of formulating a potential chapter 11 plan.**	

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED [signature]
Richard S. Menniti
(ORIGINAL SIGNATURE)

TITLE **Chief Financial Officer**

MOR-1

1560016150619000000000005

CASE NAME: BPZ Resources, Inc.
CASE NUMBER: 15-60016

COMPARATIVE BALANCE SHEETS

ASSETS	March 9, 2015*		MARCH	APRIL	MAY	JUNE	JULY	AUGUST
CURRENT ASSETS								
Cash	$ 17,311,393.08	A	$ 10,996,905.26	$ 1,594,159.58	$ 787,665.29			
Prepaid Expenses	1,836,435.29	B	148,625.78	99,281.74	65,793.46			
Other	-		-	-	-			
TOTAL CURRENT ASSETS	$ 19,147,828.37		$ 11,145,531.04	$ 1,693,441.32	$ 853,458.75			
OTHER ASSETS								
1. Tax Deposits	$ -		$ -	$ -	$ -			
2. Investments in Subsidiaries [C]	1,000.00		1,000.00	1,000.00	221,612,112.00			
3. Intercompany Receivable [C, D]	227,525,326.56		231,436,212.36	237,329,709.63	233,516,231.49			
4. Other	-		-	-	-			
TOTAL ASSETS	$ 246,674,154.93		$ 242,582,743.40	$ 239,024,150.95	$ 455,981,802.24			

* Per Schedules and Statement of Affairs

Footnotes:

A - The Schedules reflect cash balances in the Debtor's bank accounts on the petition date. The amount herein is the general ledger cash balance and does not include cash held by affiliated companies controlled by the Debtor.

B - The Schedules do not include deferred debt issuance costs and certain non-refundable insurance pre-payments which are included herein.

C - Balances for Intercompany Receivable and Investments in Subsidiaries are calculated on a one-month lag and corrected the following month when non-debtor books are closed.

D - The Intercompany Receivable balance was adjusted (with a corresponding offset to Retained Earnings) in all periods presented to reflect a change in the Losses from Consolidated Subsidiaries.

CASE NAME: BPZ Resources, Inc.
CASE NUMBER: 15-60016

COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S EQUITY	March 9, 2015*		MARCH	E	APRIL	MAY	JUNE	JULY	AUGUST
LIABILITIES									
POST-PETITION LIABILITIES(MOR-4)	$ -		$ 917,096.72		$ 2,100,190.20	$ 2,158,855.08			
PRE-PETITION LIABILITIES									
Notes Payable - Secured	$ -		$ -		$ -	$ -			
Intercompany Payable	747,239.79		747,239.79		747,239.79	747,239.79			
Unsecured Debt	224,903,290.09	A	223,225,834.35		223,225,834.35	223,225,834.35			
Other	300,937.95	B	97,671.99		97,102.75	97,102.75			
TOTAL PRE-PETITION LIABILITIES	225,951,467.83		224,070,746.13		224,070,176.89	224,070,176.89			
TOTAL LIABILITIES	**$ 225,951,467.83**		**$ 224,987,842.85**		**$ 226,170,367.09**	**$ 226,229,031.97**			
OWNER'S EQUITY (DEFICIT)									
PREFERRED STOCK	$ -		$ -		$ -	$ -			
COMMON STOCK	573,188,849.45		573,465,545.95		573,685,912.95	573,938,972.95			
RETAINED EARNINGS: Filing Date[C, E]	(552,466,162.35)		(552,466,162.35)		(552,466,162.35)	(552,466,162.35)			
RETAINED EARNINGS: Post Filing Date[C]			(3,404,483.05)		(8,365,966.74)	(13,331,152.33)			
TOTAL OWNER'S EQUITY (NET WORTH)	20,722,687.10	D	17,594,900.55		12,853,783.86	8,141,658.27			
TOTAL LIABILITIES & OWNERS EQUITY	**$ 246,674,154.93**		**$ 242,582,743.40**		**$ 239,024,150.95**	**$ 234,370,690.24**			

* Per Schedules and Statement of Affairs

Footnotes:

A - The Schedules report unsecured debt on a gross basis. The unsecured debt herein include discounts, prepayments and other adjustments held on the Debtor's books.
B - The Schedules do not include accrued liabilities that the Debtor keeps on their books.
C - Retained earnings are calculated on a one-month lag and corrected the following month when non-debtor books are closed.
D - The Schedules reflect Owner's Equity in subsidiaries directly held by the Debtor.
E - The Retained Earnings balance was adjusted (with corresponding offset to Intercompany Receivable) in all periods presented to reflect a change in the Losses from Consolidated Subsidiaries.

CASE NAME: BPZ Resources, Inc.
CASE NUMBER: 15-60016

SCHEDULE OF POST-PETITION LIABILITIES

	MARCH	A	APRIL		MAY		JUNE		JULY		AUGUST
TRADE ACCOUNTS PAYABLE	$ 6,337.97		$ 538,274.68		$ 742.61						
TAX PAYABLE											
Federal Payroll Taxes	-		-		-						
State Payroll Taxes	-		-		-						
Ad Valorem Taxes	-		-		-						
Other Taxes	-		-		-						
TOTAL TAXES PAYABLE	$ -		$ -		$ -						
SECURED DEBT POST-PETITION	-		-		-						
ACCRUED INTEREST PAYABLE	-		-		-						
ACCRUED PROFESSIONAL FEES & EXPENSES*	580,153.04	B	1,261,978.75	B	1,937,681.01	B					
OTHER ACCRUED LIABILITIES											
1. Employee Wages, Benefits & Expenses	173,828.30		194,612.21		50,123.60						
2. Utilities Liabilities	-		-		3,411.24						
3. Insider Wages, Benefits & Expenses	52,483.98		105,324.56		160,668.25						
4. G&A Liabilities	100,052.63		-		6,227.97						
5. Other Trade Liabilities	4,240.80		-		0.40						
TOTAL POST-PETITION LIABILITIES (MOR-3)	**$ 917,096.73**		**$ 2,100,190.20**		**$ 2,158,855.08**						

***Payment requires Court Approval**

A - The financial statements for March have been restated to reflect adjustments associated with pre and post petition invoices received after the last filing and changes to accrued liabilities.
B - Professional fees and expenses includes estimates.

CASE NAME: BPZ Resources, Inc.
CASE NUMBER: 15-60016

AGING OF POST-PETITION LIABILITIES
MONTH MAY

DAYS	TOTAL	Accrued Liabilities [A]	Employee Wages, Benefits & Expenses	Insider Wages, Benefits & Expenses	Utilities Liabilities	G&A Liabilities	Other & Trade Liabilities
0-30	$ 2,064,155.34	$ 1,284,009.27	$ (3,413.28)	$ 153,714.85	$ 3,411.24	$ 6,227.97	$ 620,205.29
31-60	94,699.74	-	481.25	-	-	-	94,218.49
61-90	-	-	-	-	-	-	-
91+	-	-	-	-	-	-	-
TOTAL	$ **2,158,855.08**	$ **1,284,009.27**	$ **(2,932.03)**	$ **153,714.85**	$ **3,411.24**	$ **6,227.97**	$ **714,423.78**

AGING OF ACCOUNTS RECEIVABLE

MONTH	MARCH	APRIL	MAY	JUNE	JULY	AUGUST	
0-30 DAYS	$ -	$ -					
31-60 DAYS	-	-					
61-90 DAYS	-	-					
91+ DAYS	-	-					
TOTAL	$ -	$ -					

Footnotes:
A - Accrued post-petition liabilities on the Debtor's books include estimated amounts related to board of director fees, employee wages and benefits, professional fees, and other G&A costs.

CASE NAME: BPZ Resources, Inc.
CASE NUMBER: 15-60016

STATEMENT OF INCOME (LOSS)

	MARCH [A] 3/10/15 - 3/31/15	APRIL	MAY	JUNE	JULY	AUGUST	FILING TO DATE
REVENUES (MOR-1)	$ -	$ -	$ -				$ -
I/C BILLINGS	504,005.71	666,371.22	315,750.22				1,486,127.15
TOTAL COST OF REVENUES	-	-	-				-
GROSS PROFIT	$ 504,005.71	$ 666,371.22	$ 315,750.22				$ 1,486,127.15
OPERATING EXPENSES:							
Selling & Marketing	$ -	$ -	$ -				$ -
General & Administrative	517,181.87	402,615.35	232,429.06				1,152,226.28
Insiders Compensation	264,841.81	263,837.00	306,586.68				835,265.49
Professional Fees	488,679.40	1,070,167.00	561,341.86				2,120,188.26
GG&E	44,762.93	118,533.03	51,350.68				214,646.64
OTHER	-	-	-				-
TOTAL OPERATING EXPENSES	$ 1,315,466.01	$ 1,855,152.38	$ 1,151,708.28				$ 4,322,326.67
INCOME/(LOSS) BEFORE INT, DEPR/TAX (MOR-1)	$ (811,460.30)	$ (1,188,781.16)	$ (835,958.06)				$ (2,836,199.52)
INTEREST EXPENSE	-	-	-				-
(INCOME)/LOSS FROM INVESTMENTS IN SUBS [B]	2,567,714.85	3,691,749.08	4,099,165.79				10,358,629.72
OTHER (INCOME) EXPENSE* [C]	(319.74)	(174.12)	(0.17)				(494.03)
OTHER ITEMS**	-	-	-				-
TOTAL INT, DEPR & OTHER ITEMS	2,567,395.11	3,691,574.96	4,099,165.62				10,358,135.69
NET INCOME/(LOSS) BEFORE TAXES	$ (3,378,855.40)	$ (4,880,356.12)	$ (4,935,123.68)				$ (13,194,335.20)
FEDERAL INCOME TAXES	-	-	-				-
DEFFERED FOREIGN INCOME TAXES	25,627.65	81,127.57	30,061.91				136,817.13
NET INCOME (LOSS) (MOR-1)	$ (3,404,483.05)	$ (4,961,483.69)	$ (4,965,185.59)				$ (13,331,152.33)

Accrual Accounting Required, Otherwise Footnote with Explanation.

* *Footnote Mandatory.*

* * *Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.*

Footnotes:

A - The financial statements for March have been restated to reflect adjustments associated with pre and post petition invoices received after the last filing and changes to accrued liabilities

B - (Income)/Loss from Investments in Subs are calculated on a one-month lag

C - Interest income related to Raymond James Investment and ESPP accounts

CASE NAME: BPZ Resources, Inc.
CASE NUMBER: 15-60016

CASH RECEIPTS AND DISBURSEMENTS	MARCH 3/10/15 - 3/31/15	APRIL	MAY		JUNE	JULY	AUGUST	FILING TO DATE
1. CASH-BEGINNING OF MONTH	$ 17,311,393.08	$ 10,996,905.26	$ 1,594,159.58					$ 17,311,393.08
RECEIPTS:								
2. CASH SALES	-	-	-					-
3. COLLECTION OF ACCOUNTS RECEIVABLE	-	-	-					-
4. LOANS & ADVANCES (attach list)	-	-	-					-
5. INTEREST RECEIPTS	319.74	174.12	0.17					494.03
6. OTHER RECEIPTS (attach list)	-	-	18,587.58	A				18,587.58
7. VOIDED CHECK RECAPTURE	32,539.02	-	26,443.68					58,982.70
8. (RESERVED)	-	-	-					-
TOTAL RECEIPTS**	$ 32,858.76	$ 174.12	$ 45,031.43					$ 78,064.31
(Withdrawal) Contribution by Individual Debtor MFR-2*	-	-	-					-
DISBURSEMENTS:								
9. SALARIES & PAYROLL TAXES PAID	$ 266,499.12	$ 282,576.31	$ 289,474.68					$ 838,550.11
10. EMPLOYEE BENEFITS PAID	74,166.02	61,943.88	118,096.00					254,205.90
11. EMPLOYEE EXPENSE REIMBURSEMENT	323.00	2,829.60	3,303.57					6,456.17
12. UTILITIES & TELEPHONE	5,136.96	7,891.06	1,374.07					14,402.09
13. GENERAL & ADMINISTRATIVE	1,221.48	28,683.15	63,255.13					93,159.76
14. VALUE CHANGE IN INVESTMENT ACCOUNTS	-	-	-					-
15. INTERCOMPANY OUTFLOWS	6,000,000.00	9,000,000.00	-					15,000,000.00
16. OTHER DISBURSEMENTS	-	-	-					-
17. GG&E	-	4,240.80	-					4,240.80
18. TAXES	-	-	15,000.00					15,000.00
TOTAL DISBURSEMENTS FROM OPERATIONS	$ 6,347,346.58	$ 9,388,164.80	$ 490,503.45					$ 16,226,014.83
19. PROFESSIONAL FEES	$ -	$ 1,755.00	$ 361,022.27					$ 362,777.27
20. U.S. TRUSTEE FEES	-	13,000.00	-					13,000.00
21. OTHER REORGANIZATION EXPENSES (attach list)	-	-	-					-
TOTAL DISBURSEMENTS**	$ 6,347,346.58	$ 9,402,919.80	$ 851,525.72					$ 16,601,792.10
22. NET CASH FLOW	$ (6,314,487.82)	$ (9,402,745.68)	$ (806,494.29)					$ (16,523,727.79)
23. CASH - END OF MONTH (MOR-2)	$ 10,996,905.26	$ 1,594,159.58	$ 787,665.29					$ 787,665.29

* Applies to Individual debtors only
**Numbers for the current month should balance (match) RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

Footnotes:
A - Other receipts consist of:

$18,092.00	Refund from an employee who owed the company for its share of a tax refund.
250.00	Receipt related to a refund from the company's payroll services provider.
245.58	Payment for COBRA benefits from a terminated employee.
$18,587.58	Total Other Receipts

CASE NAME: BPZ Resources, Inc.
CASE NUMBER: 15-60016

CASH ACCOUNT RECONCILIATION
MONTH OF MAY

BANK NAME	Compass Bank	Raymond James	Raymond James	Wells Fargo	Frost Bank	Frost Bank	
ACCOUNT NUMBER	XXXXXX3429	XXXXXX3599	XXXXXX5147	XXXXXX8832	XXXXXX4228	XXXXXX4198	
ACCOUNT TYPE	*OPERATING*	*INVESTMENT* [A]	*ESPP*	*CHECKING*	*OPERATING*	*DEPOSIT* [B]	*TOTAL*
BANK BALANCE	$ 180,851.62	$ -	$ 7,029.74	$ 995.00	$ 566,906.75	$ 53,431.82	$ 809,214.93
DEPOSITS IN TRANSIT	-	-	-	-	-	-	-
OUTSTANDING CHECKS	83.44	-	-	-	21,466.20	-	21,549.64
ADJUSTED BANK BALANCE	$180,768.18	$ -	$ 7,029.74	$ 995.00	$ 545,440.55	$ 53,431.82	$ 787,665.29
BEGINNING CASH - PER BOOKS	$ 215,449.17	$ -	$ 7,029.57	$ 995.00	$ 317,254.02	$ 1,053,431.82	$ 1,594,159.58
RECEIPTS*	-	-	0.17	-	45,031.26	-	45,031.43
TRANSFERS BETWEEN ACCOUNTS	-	-	-	-	1,000,000.00	(1,000,000.00)	-
(WITHDRAWAL) OR CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2	-	-	-	-	-	-	-
CHECKS/OTHER DISBURSEMENTS*	34,680.99	-	-	-	816,844.73	-	851,525.72
ENDING CASH - PER BOOKS	$ 180,768.18	$ -	$ 7,029.74	$ 995.00	$ 545,440.55	$ 53,431.82	$ 787,665.29

Footnotes:
A - The Raymond James Investment account holds certain investment shares and maintains a zero cash balance.
B - Formerly titled as a "Tax" account, however, all taxes are paid out of the Frost Operating account. This account will be used to hold funds received as part of the sale process.

*Numbers should balance (match) TOTAL RECEIPTS and
TOTAL DISBURSEMENTS lines on MOR-7

CASE NAME: BPZ Resources, Inc.
CASE NUMBER: 15-60016

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

INSIDERS			MARCH	APRIL	MAY	JUNE	JULY	AUGUST
NAME	POSITION	COMP TYPE	3/10/15 - 3/31/15					
1. Manuel P. Zuniga-Pflucker	Chief Executive Officer	Salary	$ 40,000.00	$ 40,000.00	$ 40,000.00			
2. Manuel P. Zuniga-Pflucker	Chief Executive Officer	Expense Reimbursement	-	-	-			
3. J. Durkin Ledgard	Chief Legal Officer	Salary	25,000.00	25,000.00	25,000.00			
4. J. Durkin Ledgard	Chief Legal Officer	Expense Reimbursement	-	283.93	975.48			
5. Richard S. Menniti	Chief Financial Officer	Salary	25,000.00	25,000.00	25,000.00			
6. Richard S. Menniti	Chief Financial Officer	Expense Reimbursement	423.00	239.47	1,239.42			
7. Estuardo Alvarez-Calderon	VP of Exploration and Operations	Salary	-	19,791.68	19,791.68			
8. Estuardo Alvarez-Calderon	VP of Exploration and Operations	Expense Reimbursement	-	144.66	933.43			
TOTAL INSIDERS (MOR-1)			**$ 90,423.00**	**$ 110,459.74**	**$ 112,940.01**			

PROFESSIONALS		MARCH	APRIL	MAY	JUNE	JULY	AUGUST
NAME/ORDER DATE		3/10/15 - 3/31/15					
1. Stroock & Stroock & Lavan LLP	3/25/2015	$ -	$ -	$ 276,909.16			
2. Houlihan Lokey Capital, Inc.	3/25/2015	-	-	-			
3. Opportune LLP	4/2/2015	-	-	37,000.52			
4. Baker & Hostetler LLP	3/25/2015	-	-	-			
5. Hawash Meade Gaston Neese & Cicack LLP	3/11/2015	-	-	4,081.00			
6. Kurtzman Carson Consultants LLC	3/26/2015	-	-	43,031.59			
7. Mayer Brown LLP (OCP)	4/7/2015	-	1,755.00	-			
TOTAL PROFESSIONALS (MOR-1)		**$ -**	**$ 1,755.00**	**$ 361,022.27**			